UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

SRC LIQUIDATION COMPANY

(Exact name of Registrant as specified in its Charter)

Ohio	1-1097	31-0455440
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

600 Albany Street, Dayton, Ohio (Address of principal executive offices)	45417 (Zip Code)

Registrant’s telephone number, including area code: (937) 221-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

As previously disclosed, on March 12, 2015, SRC Liquidation Company (f/k/a/ The Standard Register Company) (the “Company”) and each of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for relief under the provisions of chapter 11 of the Bankruptcy Code  in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

As previously disclosed, on November 19, 2015, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Second Amended Chapter 11 Plan of Liquidation for SRC Liquidation Company and Its Affiliates (With Technical Modifications) (the “Plan”).  A copy of the Confirmation Order was previously filed and is incorporated herein by reference as Exhibit 2.2.  A copy of the Plan was previously filed and is incorporated herein by reference as Exhibit 2.1.

On December 18, 2015, the effective date of the Plan (the “Effective Date”) occurred. On the same date, the Company filed a Notice of Effective Date of the Plan (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As a result of the plan being effective, all of the Company’s equity interests, consisting of authorized and outstanding shares of common stock of the company, were cancelled without consideration and have no value.

The Company will shortly file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligations under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.

ITEM 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

Pursuant to the Plan, on the Effective Date, the Company was converted from an Ohio corporation into an Ohio limited liability company, all equity interests in the Company (including outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) were extinguished and all membership interests were issued to the GUC Trust (as defined in the Plan).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit
Exhibit 2.1	Confirmation Order, as entered by the Bankruptcy Court on November 23, 2015 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed November 18, 2015)
Exhibit 2.2

Second Amended Chapter 11 Plan of Liquidation for SRC Liquidation Company and Its Affiliates (With Technical Modifications) (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed November 23, 2015)

Exhibit 99.1	Notice of Effective Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SRC LIQUIDATION COMPANY

Date: December 18, 2015

By: /s/ John Sherman

John Sherman, Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 2.1	Confirmation Order, as entered by the Bankruptcy Court on November 19, 2015 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed November 23, 2015)
Exhibit 2.2

Second Amended Chapter 11 Plan of Liquidation for SRC Liquidation Company and Its Affiliates (With Technical Modifications) (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed November 23, 2015)

Exhibit 99.1	Notice of Effective Date